SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 23:-	SUBSEQUENT EVENTS

a.
On March 24, 2019, the Company entered into a settlement agreement and mutual general release with the Plaintiffs (the "Polyheal Settlement Agreement"), which settles any and all debts, obligations or liabilities that the Plaintiffs and MediWound had, has or may have to the other party in connection with the agreements among MediWound, Teva, PolyHeal, the Plaintiffs and other shareholders of PolyHeal.

Pursuant to the terms of Polyheal Settlement Agreement, the Plaintiffs repaid to MediWound a portion of the amount that was ruled in their favor under the Tel Aviv District Court Ruling, and contingent upon the Israeli Supreme Court approval of this Polyheal Settlement Agreement, it will result in the acceptance of the Company's  appeal that was filed on December, 2017, and the cancellation of the 2017 Ruling that was issued by the District Court against MediWound. In addition, the Company also agreed to indemnify, defend and hold harmless Teva and its directors, officers, agents and employees from and against claims relating to a certain milestone related to PolyHeal under an agreement associated with the Collaboration Agreements, up to an amount of USD 10 million, if a notice of such claim has been received by the Company prior to December 31, 2023.
b.
On March 24, 2019, the Company entered into a settlement agreement and mutual general release with Teva (the “Teva Settlement Agreement”), which settles any and all debts, obligations or liabilities that each party or any of its controlled affiliates had or has to the other party or any of its controlled affiliates under, in connection with or arising out of certain transactions and agreements entered into between Teva and the Company from 2007 to 2012 (collectively, the “Collaboration Agreements”), which have terminated effective as of December 31, 2012 and September 2, 2013, as applicable, and which related to the Company's product, NexoBrid, and to PolyHeal Ltd. product, PolyHeal.

During the recent years, the Company has been engaged in discussions with Teva regarding payments the Company believes Teva was obligated to make to the Company pursuant to these Collaboration Agreements.

Pursuant to the terms of the Teva Settlement Agreement, Teva has agreed to pay the Company $ 4,000 in cash, and to reduce the contingent consideration that is payable to Teva pursuant to the Company's repurchase of its shares from Teva in 2013, so that the Company will be obligated to pay Teva annual payments at a reduced rate of 15% of its recognized revenues from the sale or license of NexoBrid after January 1, 2019, up to a reduced aggregate amount of $10,200.

As a result of Teva Settlement Agreement, a one-time net income from settlement agreement of $7,537 was recorded as other income and a one-time income of $4,608 was recorded within the profit from discontinued operation in the fourth quarter and the year ending December 31, 2018.